SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2008
Effective June 30, 2008, in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for OppenheimerFunds, Inc. (Oppenheimer) with respect to the Equity Opportunities Portfolio is deleted in its entirety and replaced with the following disclosure:
“The Equity Opportunities Portfolio is co-managed by Mark Zavanelli and Marc Reinganum. Mr. Zavanelli, CFA, has been a portfolio manager of the Manager since July 1999 and a Vice President of Oppenheimer since November 2000. Mr. Zavanelli joined Oppenheimer in April 1998. Dr. Reinganum has been a Vice President of Oppenheimer and Director of Quantitative Research and Portfolio Strategist for Equities since September 2002. Dr. Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University from 1995 to 2002. At Southern Methodist University he also served as the Director of the Finance Institute, the Chairman of the Finance Department, the President of the Faculty at the Cox School of Business and a member of the Board of Trustees Investment Committee.”

Dated:	June 30, 2008

Versions:	Class 1 Version A, Class 1 Version B, Class 1 & 3 Version C1, Combined Version 1 and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2008
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to OppenheimerFunds Inc. (“Oppenheimer”) reference to Nikolaos Monoyios is deleted in its entirety and the chart should be supplemented with the following:

Other Accounts
(As of January 31, 2008)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $millions)	Accounts	(in $millions)
Oppenheimer	Reinganum, Marc	10	$16,690	—	—	—	—
Dated: June 30, 2008